Exhibit 99.1

Supermicro Announces Fourth Quarter and Full Year Fiscal Year 2021
Financial Results

SAN JOSE, Calif. -- August 10, 2021 (BUSINESS WIRE) -- Super Micro Computer, Inc. (Nasdaq: SMCI), a global leader in high-performance, high-efficiency server and storage technology and green computing, today announced fourth quarter and full-year financial results for fiscal year 2021 ended June 30, 2021.

Fourth Quarter of Fiscal Year 2021 Highlights

•Net sales of $1.07 billion versus $896 million in the third quarter of fiscal year 2021 and $896 million in the same quarter of last year.

•Gross margin of 13.6% versus 13.7% in the third quarter of fiscal year 2021 and 13.8% in the same quarter of last year.

•Net income of $39 million versus $18 million in the third quarter of fiscal year 2021 and $18 million in the same quarter of last year.

•Diluted net income per common share of $0.74 versus $0.35 in the third quarter of fiscal year 2021 and $0.34 in the same quarter of last year.

•Non-GAAP diluted net income per common share of $0.81 versus $0.50 in the third quarter of fiscal year 2021 and $0.68 in the same quarter of last year.

•Cash flow generated from operations of $64 million and capital expenditures of $13 million.

Non-GAAP gross margin for the fourth quarter of fiscal year 2021 was 13.7%, which adds back stock-based compensation expense of $0.5 million. Non-GAAP diluted net income per common share for the fourth quarter of fiscal year 2021 was $0.81, which adds back stock-based compensation expense of $7.4 million, special performance bonuses of $0.7 million and controls remediation costs recovery of $0.2 million, less tax effects of $3.4 million.

As of June 30, 2021, total cash and cash equivalents was $232 million and bank debt was $98 million.

Fiscal Year 2021 Summary

Net sales for the fiscal year ended June 30, 2021, were $3.56 billion versus $3.34 billion for the fiscal year ended June 30, 2020. Net income for fiscal year 2021 was $112 million, or $2.09 per diluted share, versus $84 million, or $1.60 per diluted share, for fiscal year 2020. Non-GAAP net income for the fiscal year 2021 was $136 million, or $2.48 per diluted share, versus $150 million, or $2.77 per diluted share, for fiscal year 2020. Non-GAAP net income for the fiscal year 2021 adds back stock-based compensation expense of $28.5 million, special performance bonuses of $5.8 million, executive SEC settlement credit of $2.1 million, and controls remediation costs and other expenses of $1.3 million, less tax effects of $9.0 million.

Business Outlook and Management Commentary
The Company expects net sales of $900 million to $980 million, GAAP net income per diluted share of $0.16 to $0.36 and non-GAAP net income per diluted share of $0.28 to $0.48 for the first quarter of fiscal year 2022 ending September 30, 2021. The Company’s projections for GAAP and non-GAAP net income per diluted share both assume a tax rate of approximately 16% and a fully diluted share count of 53.7 million shares for GAAP and fully diluted share count of 55.0 million shares for non-GAAP. The outlook for Q1 of fiscal year 2022 GAAP net income per diluted share includes approximately $8 million in expected stock-based compensation expense and other expenses that are excluded from non-GAAP net income per diluted share. The Company expects net sales of $4.1 billion to $4.5 billion, GAAP net income per diluted share of at least $2.60 and non-GAAP net income per diluted share of at least $3.00 for fiscal year 2022 ending June 30, 2022. The Company’s projections for GAAP and non-GAAP net income per diluted share both assume a tax rate of approximately 16% and a fully diluted share count of 55.3 million shares for GAAP and fully diluted share count of 56.5 million shares for non-GAAP. The outlook for fiscal year 2022 GAAP net income per diluted share includes approximately $30 million in expected stock-based compensation expense and other expenses that are excluded from non-GAAP net income per diluted share.

“I am pleased to announce that for the first time our quarterly revenue has exceeded one billion dollars. For fiscal Q4 2021, we delivered year-over-year revenue growth of 19%. For fiscal year 2021, our revenue grew 7%. We are gaining market share and finally resumed fast growth starting from the March quarter this year,” said Charles Liang, Chairman and Chief Executive Officer. “We also delivered strong Q4 non-GAAP EPS year-on-year growth of 19% despite elevated operating costs due to the impact of COVID-19. We are shifting a greater portion of our operations and R&D investment to our Taiwan campus, which will result in lower costs. While our Q1 outlook reflects continued pressure from COVID-19 and global shortage headwinds, we are very optimistic about our future. We are committed to accelerating our revenue growth, our products have traction with top-tier customers, we are penetrating key markets, and we are continuing our long history of market share gains.”

Conference Call and Webcast Information
Supermicro will hold a public webcast at 2:00 p.m. PDT today to discuss the results for its fourth quarter and full-year fiscal 2021 financial results. Those wishing to access the live webcast may use the following link:
https://event.on24.com/wcc/r/3195684/8DCDB8BCDC914B20C703A18392CAE17B

The conference call can be accessed by registering online at:
http://www.directeventreg.com/registration/event/5254758

After registering, a confirmation will be sent through email, including dial-in details and unique conference call codes for entry. Registration is open during the live call, but to ensure connectivity for the full call, it is recommended that participants register a day in advance and dial-in for the call at least 10 minutes before the start of the call.

A replay of the webcast will be available shortly after the call on the Company’s investor relations website (https://ir.supermicro.com) and will remain accessible for one year.

Cautionary Statement Regarding Forward-Looking Statements
Statements contained in this press release that are not historical fact may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may relate to, among other things, the first quarter of the fiscal year 2022 and full fiscal year 2022 guidance, the ability to lower costs, accelerate revenue growth, penetrate key markets and gain market share, and the ability to execute on the Company's strategy during the global COVID-19 pandemic. Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties that could cause our actual results to differ materially from those anticipated, including: (i) the global COVID-19 pandemic continues to present significant uncertainties for all parts of our business including our supply chain, our production operations and customer demand, (ii) our quarterly operating results may fluctuate, which could cause rapid declines in our stock price, (iii) as we increasingly target larger customers and larger sales opportunities, our customer base may become more concentrated, our cost of sales may increase, our margins may be lower and our sales may be less predictable, (iv) if we fail to meet publicly announced financial guidance or other expectations about our business, our stock could decline in value, (v) the average sales prices for our server solutions could decline if customers do not continue to purchase our latest generation products or additional components, and (vi) adverse economic conditions may harm our business. Additional factors that could cause actual results to differ materially from those projected or suggested in any forward-looking statements are contained in our filings with the Securities and

Exchange Commission, including those factors discussed under the caption "Risk Factors" in such filings, particularly in our Annual Report on Form 10-K for our fiscal year ended June 30, 2020.

Use of Non-GAAP Financial Measures
Non-GAAP gross margin discussed in this press release adds back stock-based compensation expense, special performance bonuses and other expenses. Non-GAAP operating expenses discussed in this press release adds back stock-based compensation expense, legal settlement costs, special performance bonuses , other expenses, controls remediation, and executive SEC settlement credit. Non-GAAP income from operations discussed in this press release adds back stock-based compensation expense, legal settlement costs, special performance bonuses, other expenses, controls remediation and executive SEC settlement credit. Non-GAAP diluted net income and non-GAAP net income per common share discussed in this press release adds back stock-based compensation expense, special performance bonuses, legal settlement costs, other expenses, controls remediation, executive SEC settlement credit and less the related tax effects of the applicable items. Management presents non-GAAP financial measures because it considers them to be important supplemental measures of performance. Management uses the non-GAAP financial measures for planning purposes, including analysis of the Company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management also believes that the non-GAAP financial measures provide additional insight for analysts and investors in evaluating the Company's financial and operational performance. However, these non-GAAP financial measures have limitations as an analytical tool, and are not intended to be an alternative to financial measures prepared in accordance with GAAP. A reconciliation of each of the foregoing non-GAAP measures to the corresponding GAAP metric is included in the tables below.
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About Super Micro Computer, Inc.
Supermicro (Nasdaq: SMCI), the leading innovator in high-performance, high-efficiency server technology, is a premier provider of advanced Server Building Block Solutions® for Enterprise Data Center, Cloud Computing, Artificial Intelligence, and Edge Computing Systems worldwide. Supermicro is committed to protecting the environment through its “We Keep IT Green®” initiative and provides customers with the most energy-efficient, environmentally-friendly solutions available on the market.

Supermicro, Server Building Block Solutions, and We Keep IT Green are trademarks and/or registered trademarks of Super Micro Computer, Inc.

All other brands, names and trademarks are the property of their respective owners.
SMCI-F

Investor Relations Contact:
Avelina Kauffman
email: ir@supermicro.com

Source: Super Micro Computer, Inc.

SUPER MICRO COMPUTER, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
 (unaudited)

	June 30,	June 30,
	2021	2020
ASSETS
Current assets:
Cash and cash equivalents	$232,266	$210,533
Accounts receivable, net of allowances	463,834	403,745
Inventories	1,040,964	851,498
Prepaid expenses and other current assets	130,195	126,985
Total current assets	1,867,259	1,592,761
Investment in equity investee	4,578	2,703
Property, plant and equipment, net	274,713	233,785
Deferred income taxes, net	63,288	54,898
Other assets	32,126	34,499
Total assets	$2,241,964	$1,918,646
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$612,336	$417,673
Accrued liabilities	178,850	155,401
Income taxes payable	12,741	4,700
Short-term debt	63,490	23,704
Deferred revenue	101,479	106,157
Total current liabilities	968,896	707,635
Deferred revenue, non-current	100,838	97,612
Long-term debt	34,700	5,697
Other long-term liabilities	41,132	41,995
Total liabilities	1,145,566	852,939
Stockholders’ equity:

Common stock and Additional Paid In Capital	438,012	389,972
Treasury stock	—	(20,491)
Accumulated other comprehensive loss	453	(152)
Retained earnings	657,760	696,211
Total Super Micro Computer, Inc. stockholders’ equity	1,096,225	1,065,540
Noncontrolling interest	173	167
Total stockholders’ equity	1,096,398	1,065,707
Total liabilities and stockholders’ equity	$2,241,964	$1,918,646

SUPER MICRO COMPUTER, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share amounts)
 (unaudited)

	Three Months Ended June 30,		Years Ended June 30,
	2021	2020	2021	2020
Net sales	$1,068,985	$896,126	$3,557,422	$3,339,281
Cost of sales	923,474	772,609	3,022,884	2,813,071
Gross profit	145,511	123,517	534,538	526,210
Operating expenses:
Research and development	58,930	66,748	224,369	221,478
Sales and marketing	22,825	21,080	85,683	85,137
General and administrative	24,675	26,261	100,539	133,941
Total operating expenses	106,430	114,089	410,591	440,556
Income from operations	39,081	9,428	123,947	85,654
Other income (expense), net	(1,471)	(700)	(2,834)	1,410
Interest expense	(635)	(606)	(2,485)	(2,236)
Income before income tax	36,975	8,122	118,628	84,828
Income tax benefit (provision)	1,605	6,860	(6,936)	(2,922)
Share of income (loss) from equity investee, net of taxes	582	3,468	173	2,402
Net income	$39,162	$18,450	$111,865	$84,308
Net income per common share:
Basic	$0.78	$0.35	$2.19	$1.65
Diluted	$0.74	$0.34	$2.09	$1.60
Weighted-average shares used in calculation of net income per common share:
Basic	50,230	52,240	51,157	50,987
Diluted	52,782	54,218	53,507	52,838

Stock-based compensation is included in the following cost and expense categories by period (in thousands):

	Three Months Ended June 30,		Years Ended June 30,
	2021	2020	2021	2020
Cost of sales	$450	$355	$1,762	$1,504
Research and development	3,661	2,903	14,030	12,202
Sales and marketing	505	404	2,022	1,680
General and administrative	2,816	1,704	10,735	4,803
Stock-based compensation expense	$7,432	$5,366	$28,549	$20,189

SUPER MICRO COMPUTER, INC.
SELECTED CASH FLOW INFORMATION
(in thousands)
 (unaudited)

	Years Ended June 30,
	2021	2020
Net cash provided by (used in) operating activities	$122,955	$(30,334)
Net cash used in investing activities	(58,016)	(43,588)
Net cash (used in) provided by financing activities	(44,440)	23,796
Effect of exchange rate fluctuations on cash	560	376
Net change in cash equivalents and restricted cash	21,059	(49,750)
Cash, cash equivalents and restricted cash at the beginning of the year	212,390	262,140
Cash, cash equivalents and restricted cash at the end of the year	$233,449	$212,390

SUPER MICRO COMPUTER, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(in thousands, except share and per share amounts)
 (unaudited)

	Three Months Ended June 30,		Twelve Months Ended June 30,
	2021	2020	2021	2020
GAAP GROSS PROFIT	$145,511	$123,517	$534,538	$526,210
Stock-based compensation	450	355	1,762	1,504
Special performance bonuses	—	1,201	—	4,072
Other expenses	—	39	20	39
NON-GAAP GROSS PROFIT	$145,961	$125,112	$536,320	$531,825

GAAP GROSS MARGIN	13.6%	13.8%	15.0%	15.8%
Stock-based compensation	0.1%	0.0%	0.1%	0.0%
Special performance bonuses	0.0%	0.2%	0.0%	0.1%
Other expenses	0.0%	0.0%	0.0%	0.0%
NON-GAAP GROSS MARGIN	13.7%	14.0%	15.1%	15.9%

GAAP OPERATING EXPENSES	$106,430	$114,089	$410,591	$440,556
Stock-based compensation	(6,982)	(5,011)	(26,787)	(18,685)
Legal settlement costs	—	—	—	(17,500)
Executive SEC settlement	—	—	2,122	—
Special performance bonuses	(672)	(16,224)	(5,801)	(23,682)
Other expenses	—	(638)	(221)	(638)
Controls remediation	163	(1,004)	(1,076)	(13,863)
NON-GAAP OPERATING EXPENSES	$98,939	$91,212	$378,828	$366,188

GAAP INCOME FROM OPERATIONS	$39,081	$9,428	$123,947	$85,654
Stock-based compensation	7,432	5,366	28,549	20,189
Legal settlement costs	—	—	—	17,500
Executive SEC settlement	—	—	(2,122)	—
Special performance bonuses	672	17,425	5,801	27,754
Other expenses	—	677	241	677
Controls remediation	(163)	1,004	1,076	13,863
NON-GAAP INCOME FROM OPERATIONS	$47,022	$33,900	$157,492	$165,637

GAAP NET INCOME	$39,162	$18,450	111,865	84,308
Stock-based compensation	7,432	5,366	28,549	20,189
Legal settlement costs	—	—	—	17,500
Executive SEC settlement	—	—	(2,122)	—
Special performance bonuses	672	17,425	5,801	27,754
Other expenses	—	677	241	677
Controls remediation	(163)	1,004	1,076	13,863
Adjustments to tax provision	(3,373)	(5,101)	(9,006)	(13,969)
NON-GAAP NET INCOME	$43,730	$37,821	$136,404	$150,322

SUPER MICRO COMPUTER, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(in thousands, except share and per share amounts)
 (unaudited)

	Three Months Ended June 30,		Twelve Months Ended June 30,
	2021	2020	2021	2020
GAAP NET INCOME PER COMMON SHARE – BASIC	$0.78	$0.35	$2.19	$1.65
Impact of NON-GAAP adjustments	0.09	0.37	0.48	1.30
NON-GAAP NET INCOME PER COMMON SHARE – BASIC	$0.87	$0.72	$2.67	$2.95

GAAP NET INCOME PER COMMON SHARE – DILUTED	$0.74	$0.34	$2.09	$1.60
Impact of NON-GAAP adjustments	0.07	0.34	0.39	1.17
NON-GAAP NET INCOME PER COMMON SHARE – DILUTED	$0.81	$0.68	$2.48	$2.77

WEIGHTED-AVERAGE SHARES USED IN COMPUTING NET INCOME PER COMMON SHARE

BASIC – GAAP	50,230	52,240	51,157	50,987
BASIC – NON-GAAP	50,230	52,240	51,157	50,987

DILUTED – GAAP	52,782	54,218	53,507	52,838
DILUTED – NON-GAAP	54,082	55,595	54,910	54,317